SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                          NEW SKY COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                 NOT APPLICABLE
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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                          NEW SKY COMMUNICATIONS, INC.
                    731 Powers Building, 16 West Main Street
                            Rochester, New York 14614
















                  Notice of 2001 Annual Meeting of Stockholders
                                       and
                                 Proxy Statement





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                          NEW SKY COMMUNICATIONS, INC.
731 Powers Building        Rochester, New York 14614
16 West Main Street


                                                                   June 20, 2001
Dear Stockholder,

You are cordially invited to attend the 2001 annual meeting of stockholders of New Sky Communications, Inc. Our annual meeting will be held on Wednesday, July 18, 2001 at 9:00 A.M. at the Comfort Suites - Cary, 350 Ashville Avenue, Cary, North Carolina 27511.

Stockholders will be asked to approve a plan to reverse split the stock of the Company 1:200.

Whether or not you presently plan to attend the meeting, please indicate your vote by using the enclosed proxy card. You may withdraw your proxy if you attend the meeting and wish to vote in person.

We urge you to vote for the election of the reverse stock split plan. Any votes not cast will be deemed a vote in favor of that proposal by management set forth herein.

/s/CARL R. REYNOLDS                      /s/CARL R. REYNOLDS
--------------------                     -------------------
CARL R. REYNOLDS                         CARL R. REYNOLDS
Chairman of the Board                    President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

It is important that your shares be represented and voted at the Annual Meeting of Stockholders. Stockholders whose shares are held in registered form have a choice of using a traditional proxy card or voting by telephone. Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote using the form of proxy sent by the nominee. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.


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                          NEW SKY COMMUNICATIONS, INC.
731 Powers Building        Rochester, New York 14614
16 West Main Street

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME     Wednesday, July 18, 2001 at 9:00 A.M.

PLACE    Comfort Suites - Cary, 350 Ashville Avenue, Cary, North Carolina 27511

ITEMS OF BUSINESS (1) To reverse split the common stock of New Sky Communications, Inc. 1:200 and amend the Certificate of Incorporation to implement same. (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

RECORD   Holders of the Common Stock of record June 15, 2001 are entitled to
DATE     vote at the meeting.

         It is important that your shares be represented and voted at the meeting. You can vote your shares by proxy by:
         Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time
VOTING prior to its exercise at the Annual Meeting of Stockholders. Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Any shares not voted in person or by proxy at the meeting will be deemed as votes for the proposals set forth herein by management.


                                                            /s/CARL R. REYNOLDS
                                                            -------------------
June 20, 2001                                               CARL R. REYNOLDS
                                                            Corporate President



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                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INTRODUCTION ...............................................................   1
VOTING RIGHTS ..............................................................   1
PRINCIPAL BENEFICIAL OWNERS OF SHARES ......................................   2
PROPOSAL TO APPROVE THE 1:200 REVERSE SPLIT OF THE COMMON STOCK ............   2
STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS ........................   2
        Section 16(a) Beneficial Ownership Reporting Compliance ............   3
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS ...........................   3
        Executive Compensation .............................................   3
        Stock Option Grants in 2000 ........................................   3
        Stock Options and Stock Appreciation Rights Exercised in 2000 and
                Year-End Values ............................................   3
        Pension Plan .......................................................   3
        Supplemental Benefit Plans .........................................   4
        Directors' Fees ....................................................   4
TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS .........................   4
BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND ATTENDANCE .................   5
OTHER MATTERS ..............................................................   5
INDEPENDENT PUBLIC ACCOUNTANTS .............................................   5
SOLICITATION COSTS .........................................................   5
STOCKHOLDER PROPOSALS ......................................................   5



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                          NEW SKY COMMUNICATIONS, INC.

                                 PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of New Sky Communications, Inc. of proxies in the accompanying form for use at the 2001 Annual Meeting of Stockholders or any adjournment or adjournments thereof. The proxies designated on the form, or any one of them, may exercise all the powers of said proxies and each shall have the power to appoint a substitute to act in his or her place.

The Annual Meeting of Stockholders of New Sky Communications, Inc. will be held at Comfort Suites - Cary, 350 Ashville Avenue, Cary, North Carolina 27511 on Wednesday, July 18, 2001 at 9:00 A.M., local time.

New Sky Communications, Inc.`s mailing address is 731 Powers Building, 16 West Main Street, Rochester, New York 14614, and its telephone number is (716) 454-5490.

This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about June 30, 2001. A copy of New Sky Communication, Inc.`s annual SEC filing on Form 10-K for 2000, including financial statements, is available electronically at HTTP://WWW.SEC.GOV, or upon request from the Company at no charge.

VOTING RIGHTS

Stockholders of record at 5:00 P.M., Eastern Standard Time, on June 15, 2001 are entitled to vote at the Annual Meeting. At that time, New Sky Communications, Inc. had outstanding 193,736,923 shares of common stock, $0.0001 par value per share ("Common Stock"). Each share of Common Stock is entitled to one vote. Shares may not be voted at the meeting unless the owner is present or represented by proxy. A stockholder can be represented through the return of a physical proxy. The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. A stockholder giving a proxy may revoke it at any time before it is exercised by giving written notice of such revocation or by delivering a later dated proxy, in either case to Carl R. Reynolds, Corporate President, at the address set forth above, or by the vote of the stockholder in person at the Annual Meeting. Proxies will be voted in accordance with the stockholder's direction, if any. Unless otherwise directed, proxies will be voted in favor of the approval of the 1:200 reverse stock split and requisite amendment to the Certificate of Incorporation. Any shares not present in person, or by proxy, will be deemed shares present for the purposes of determining a quorum for the transaction of business and deemed votes in favor of the reverse split proposal.

The vote of a majority of the votes cast, or deemed cast, at the meeting is required to approve the 1:200 reverse stock split plan and requisite amendment to the Certificate of Incorporation, assuming a quorum is present, deemed present or represented at the meeting and that more than 50 percent of the outstanding shares of the Common Stock are voted, or deemed voted on the proposal.


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PRINCIPAL BENEFICIAL OWNERS OF SHARES

The following table sets forth certain information with respect to all persons or groups known by New Sky Communications, Inc. to be the beneficial owners of more than 5% of its outstanding Common Stock as of May 1, 2001.

NAME AND ADDRESS OF BENEFICIAL OWNER      NO. OF SHARES      PERCENT OF CLASS
-------------------------------------     -------------      ----------------

           None                                 0                  0%

PROPOSAL TO APPROVE THE REVERSE SPLIT OF COMMON STOCK 1:200

The Board of Directors has considered various options for raising the financing necessary to finance its next feature film, "THE GODMOTHER," and provide financing for developing the Web site Movieplace.com. Each project is more fully explained in Item 1-Business section of the 2000 Form 10-K annual filing with the SEC. The Board has concluded that a secondary offering of common stock of the Company is the only currently viable course of action to raise this financing. The Board has been advised that a secondary offering is feasible, but not at the stock's current price of approximately $.01. It is necessary to raise the stock price above at least $1.00 per share to have a secondary offering of stock succeed. Therefore, Management is recommending a 1 for 200 reverse split of the common stock of the Company to raise its market price to approximately $2.00 per share initially. This will require an amendment to the Company's Certificate of Incorporation, raising the par value of the stock to $.02 per share.

It is the opinion of management for the Company that a reverse split of the stock of the Company will have no Federal income tax effect on the Company or the shareholders, but each shareholder should consult with his or her own personal tax advisor for the effect of the proposal on such shareholder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK
SPLIT.


STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

Direct and indirect ownership of Common Stock by each of the executive officers who are named in the Summary Compensation Table (the "Named Executive Officers"), by the directors and by all executive officers as a group is set forth in the following table as of May 1, 2001, together with the percentage of total shares outstanding represented by such ownership. (For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Exchange Act, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or



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shares the power to vote or to direct the voting of the security or the power to dispose or to direct the disposition of the security, or if he or she has the right to acquire the beneficial ownership of the security within 60 days.)

NAME OF BENEFICIAL OWNER          NUMBER OF SHARES         PERCENT OF CLASS
------------------------          ----------------         ----------------

Carl R. Reynolds                       8,000,000                 4.1%

All Directors and Officers
   as a group (1)                      8,000,000                 4.1%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, New Sky Communications, Inc.'s directors and officers are required to report their ownership of the Common Stock and options and any changes in that ownership to the SEC and the New York Stock Exchange. New Sky Communications, Inc. believes that these filing requirements were satisfied by its director and officer. In making the foregoing statement, New Sky Communications, Inc. has relied on copies of the reporting forms received by it or on the written representations from such reporting persons that no forms were required to be filed under the applicable rules of the SEC.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The Company employs only one individual, its President, Chief Executive Officer and sole Director. During 2000, Mr. Reynolds received no cash compensation nor any pension, profit sharing or stock options or stock appreciation rights. He was credited with $24,000.00 of deferred salary, which as of the end of 2000 totaled $147,000.00. The Company has no Compensation nor Audit committees. The following table summarizes the compensation paid to all Executive Officers of the Company:
                                  Annual          Non-Cash          Long Term
  Name                      Cash Compensation   Compensation
--------------------------------------------------------------------------------
Carl R. Reynolds
President, Director            $   0               $  0               None


STOCK OPTION GRANTS IN 2000
None

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS EXERCISED IN 2000
AND YEAR-END VALUES
None

PENSION PLAN
None
                                        3



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SUPPLEMENTAL BENEFIT PLANS
None

DIRECTORS' FEES
None


TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

During 1999, the Company acquired a forty percent (40%) interest in the business called The Movie Place, which owns and operates the Internet site "http://www.movieplace.com." The interest was purchased for $25,000.00, which The Movie Place will expend to enhance and market the Web site and for working capital. The Company procured the funds for the investment by a loan on a promissory note from its Chairman and President, Carl R. Reynolds. The Promissory Note is in the amount of $25,000.00, payable on demand and bears interest at the rate of ten percent (10%) per annum. A copy of the Promissory Note and the Agreement with The Movie Place are incorporated here in by reference from the Form 10-K of the Company for December 31, 1999annexed hereto as exhibits. Mr. Reynolds and Charles M. LaLoggia, a former President of the Company, and another investor, have lent an additional $75,000.00 to Movieplace.com, Inc. for working capital for a twenty-seven percent (27%) equity interest in Movieplace.com, Inc. from the owners of Movieplace stock, not including the Company. During 2000, Mr. Reynolds loaned an additional $25,000.00 to Movieplace.com for working capital. The Company continues to own forty percent (40%) of Movieplace.com, Inc. common stock. Mr. Reynolds has also been elected Chairman of the Board of Movieplace.com, Inc.

In 1997, the Company entered into a joint venture agreement with Syracuse Productions, LLC to Co-Produce a feature film entitled "FREAK TALKS ABOUT SEX." The Company is a special limited partner in the financing limited partnership for the film and is entitled to one-third of the profits from the sale of the film after the investors receive their investment plus a twenty percent (20%) return on their investment. The Joint Venture Agreement has been previously filed as an Exhibit in the 1997 Form10K for the Company. To procure the Company's position as Co-Producer of the film, it issued 20,000,000 unregistered common shares of stock in the Company, to Charles M. LaLoggia on April 13, 1997 in exchange for his rights as Executive Producer in the film. The Company also issued 10,000,000 unregistered common shares of the Company on March 13, 1997 to Carl R. Reynolds, the President and Chairman, to compensate him for failing to receive regular compensation for over three years.

Of the Company's total liabilities, $202,609 is due and owing to its President, Carl R. Reynolds, for loans to the Company, expenses paid by him on behalf of the Company and accrued payroll for over six years.



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BOARD OF DIRECTORS, COMMITTEES OF THE BOARD AND ATTENDANCE

The Company has no Committees and only one Director. He attended all meetings held during 2000.

OTHER MATTERS

The Board of Directors of New Sky Communications, Inc. is not aware that any matters not referred to in the form of proxy will be presented for action at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Michael Cronin, certified public accountant, as New Sky Communications, Inc.`s principal independent public accountants for the year 2001, a capacity in which he has served since 1986. AUDIT FEES. Michael Cronin billed a total of $1,000.00 for services rendered for the audit of New Sky Communications, Inc.'s annual financial statements as of and for the year ended December 31, 2000.

ALL OTHER FEES. No fees were billed and no services were provided by Michael Cronin during 2000 for any other purpose.

SOLICITATION COSTS

The cost of soliciting proxies in the accompanying form will be borne by New Sky Communications, Inc. The solicitation is being made by mail, and may also be made by telephone or in person. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by New Sky Communications, Inc. for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

STOCKHOLDER PROPOSALS

Under New Sky Communications, Inc.`s By-laws, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by the Board of Directors or by a stockholder entitled to vote who has delivered notice to New Sky Communications, Inc. (containing information specified in the By-laws) not less than 120 days prior to the anniversary of the preceding year's annual meeting of stockholders. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in New Sky Communications, Inc.`s proxy statement. A stockholder wishing to submit a proposal for consideration at the 2002 Annual Meeting of Stockholders, either under SEC Rule 14a-8 or otherwise, should do so no later than December 15, 2001.


June 20, 2001
                                        5


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                                      PROXY

The undersigned, a shareholder in NEW SKY COMMUNICATIONS, INC., does hereby appoint Carl R. Reynolds as attorney-in-fact and proxy to vote my (our) shares and cast the following vote on the proposal submitted to shareholders at the 2001 Annual Shareholders' meeting to be held on Wednesday, July 18, 2001 at 9:00 A.M. at Comfort Suites - Cary, 350 Ashville Avenue, Cary, North Carolina 27511.

1:200 Reverse Stock Split Plan -
(   ) For    (   ) Against    (   )  Withheld

Dated:________________                      ___________________________________

                                            ___________________________________
                                            Shareholder(s) (All if jointly held)
Shares Owned on Record Date:

 ___________________________________         ___________________________________
                                                       Print Name(s)



PLEASE TEAR OFF THIS PROXY, INDICATE YOUR VOTE, SHARES OWNED, SIGN AND DATE THE PROXY AND RETURN TO THE COMPANY AT 731 POWERS BUILDING, 16 WEST MAIN STREET, ROCHESTER, NEW YORK 14614.


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